                                  Exhibit 10.23

                       FIRST AMENDMENT OF LEASE AGREEMENT

          This First Amendment of Lease Agreement (herein, the "First Amendment" is entered into as of the 1st day of June, 2002, by and between The City of Tusla-Rogers Country Port Authority, an agency of the State of Oklahoma ("Lessor") and Matrix Service Company, a Delaware corporation ("Lessee").

                                    RECITALS:

          A. Lessor and Lessee have previously entered into that certain Lease Agreement dated effective as of March 1, 2001 (herein, the "Original Lease"), with regard to the real property located in Rogers County, Oklahoma, more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference. Unless otherwise defined herein, capitalized terms shall be given the meanings ascribed to them in the Original Lease.

          B. Coincident with the July, 2001 arsine gas release at the Solkatronic Chemicals facility located within the Tulsa Port of Catoosa, Lessee delayed their construction activities on the Leased Premises pending their review of such incident and its potential effect on their leasehold (herein, the "Construction Delays").

          C. Pursuant to the terms of the Original Lease, Lessee's rentals are scheduled to begin upon Lessee's commencement of business operations on the Leased Premises (but in no event later than September 1, 2002). Lessee has indicated to Lessor that Lessee will commence business operations on the Leased Premises in May, 2002.

          D. In recognition of Lessee's Construction Delays, Lessor and Lessee desire to amend the Original Lease to provide additional abatement of the commencement of Lessee's rentals on the terms and provisions set forth below.

          NOW, THEREFORE, in consideration of the above Recitals, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. AMENDMENT AND RESTATEMENT OF EXHIBIT "D", RIDER 2. Exhibit "D"
             -------------------------------------------------  -----------
Rider 2 attached to the Original Lease is hereby amended and restated in its
-------
entirety to read as follows:

"RIDER 2, RENT ABATMENT

In consideration of Lessee's time and expense to develop the Leased Premises and the Construction Delays, Lessor and Lessee hereby agree that the monthly rentals as referenced in Section 3.1.a of the Lease shall be abated in their entirety until November 1, 2002. In addition, the Parties agree that Lessee's present intent is to not use the northern most 3.82 acres of the Leased Premises for any purpose. Accordingly, there will be no

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rentals payable on said acreage unless and until Lessee commences use of any portion thereof, at which time rentals shall be charged on the entire 3.82 acres for the remainder of the Primary Term and any renewal terms at the then effective rate."

          2. TERMS OF LEASE IN EFFECT. Except as expressly modified by this
             ------------------------
First Amendment, the terms and provisions of the Original Lease shall be and remain in full force and effect.

          In Witness Whereof, the parties hereto have executed this First Amendment as of the day and year first above written.

                                                        MATRIX SERVICES COMPANY

ATTEST:

/s/ MICHAEL J. HALL                                     By: /s/ GLEN ROGRES
--------------------                                       ---------------------
(Asst.) Secretary                                           (Vice President)

                                                                        "Lessee"

                                                        THE CITY OF TULSA-ROGERS
                                                        COUNTRY PORT AUTHORITY

ATTEST:

/s/ CYNTHIA J. GREEN                                    By: /s/ [ILLEGIBLE]
--------------------                                       --------------------
(Asst.) Secretary                                           (Vice) Chairman

                                                                        "Lessor"

APPROVED:

/s/ [ILLEGIBLE]
--------------------
Port Attorney

                       [acknowledgments on following page]

STATE OF OKLAHOMA )
                  )
COUNTY OF TULSA   )

          The foregoing instrument was acknowledged before me on May 21 2002, by Glen Rogers, VICE PRESIDENT of Matrix Service Company, a Delaware corporation

                                                         /s/ PATSY R. PRIDDY
                                                        ----------------------
[SEAL]                                                     Notary Public

My commission expires                                     Commission No.

August 15, 2002                                            9811029
----------------------
[SEAL]

STATE OF OKLAHOMA )
                  )
COUNTY OF ROGERS  )

          The foregoing instrument was acknowledged before me on June 6 2002, by STEPHEN J. KISSEE, Vice Chairman of the City of Tulsa-Rogers County Port Authority, a public agency of the State of Oklahoma

                                                         /s/ [ILLEGIBLE]
                                                        ----------------------
                                                         Notary Public

My commission expires                                    Commission No.
[SEAL]                                                     99007619

                                    Exhibit A
                         Port of Catoosa Industrial Park
                     City of Tulsa, Rogers County, Oklahoma

[GRAPHIC APPEARS HERE]

                                LEGAL DESCRIPTION

A TRACT OF LAND THAT IS PART OF THE SOUTHEAST QUARTER (SE/4) OF SECTION SIX (6), PART OF THE NORTHEAST QUARTER (NE/4) OF SECTION SEVEN (7) AND PART OF THE NORTHWEST QUARTER (NW/4) OF SECTION EIGHT (8), ALL IN THE TOWNSHIP TWENTY (20) NORTH, RANGE FIFTEEN (15) EAST OF THE INDIAN BASE AND MERIDIAN, ROGERS COUNTY, OKLAHOMA, SAID TRACT OF LAND BEING DESCRIBED AS FOLLOWS, TO-WIT:

STARTING AT THE SOUTEAST CORNER OF SAID SECTION 6: THENCE DUE WEST FOR 1,269.58 FEET; THENCE DUE SOUTH FOR 877.98 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND; THENCE NORTH 08 (DEGREES) 23'24" EAST FOR 2,075.19 FEET; THENCE SOUTH 36 (DEGREES) 59'43" EAST FOR 2,675.12 FEET TO A POINT OF CURVE; THENCE SOUTHEASTERLY ALONG A CURVE TO THE RIGHT WITH A CENTRAL ANGLE OF 22 (DEGREES) 22'51" AND A RADIUS OF 611.62 FEET, FOR 238.91 FEET: THENCE NORTH 81 (DEGREES) 36'36" WEST FOR 2,037.69 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND, CONTAINING 49.995 ACRES.